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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):

                                December 31, 1997
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                       PHILIPS INTERNATIONAL REALTY CORP.
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             (Exact name of Registrant as specified in its charter)

                                    Maryland
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                 (State or other jurisdiction of incorporation)

     000-23463                                                  13-3963667
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(Commission File No.)                                        (I.R.S. Employer
                                                             Identification No.)

                   417 Fifth Avenue, New York, New York 10016
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 545-1100
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets

         On December 31, 1997, Philips International Realty Corp. (the "Registrant"), together with its subsidiaries and affiliates, completed the formation transactions (the "Formation Transactions") as described in the Registrant's Registration Statement on Form S-4 (Registration No. 333-41431)which was declared effective on December 11, 1997(the "Registration Statement"). As a result of the Formation Transactions, the Registrant owns and operates ten shopping center properties located in metropolitan and suburban areas in the New England, Mid-Atlantic and Southeast regions of the United States. The foregoing description of the Formation Transactions is qualified in its entirety by the more complete description contained in the Registration Statement(and the Proxy Statement/Prospectus contained therein), which description is incorporated herein by reference and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit
Number                       Exhibit Title
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3.1      Amended and Restated Articles of Incorporation of the Company
3.2      Articles Supplementary of Series A Preferred Stock
3.3      Amended and Restated Bylaws of the Company
10.1     Agreement of Limited Partnership of the Operating Partnership
10.2*    Form of 1997 Stock Option Plan of the Company


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Exhibit
Number                                 Exhibit Title
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10.3*    Form of Agreement of Limited Partnership for Holding Partnerships
10.4*    Form of Articles of Incorporation of Philips Subs
10.5*    Form of Bylaws of Philips Subs
10.6* Contribution and Exchange Agreement, dated August 11, 1997, among National, the Board of Trustees, the Company, the Operating Partnership and certain contributing partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and members thereof
10.7* Form of Registration Rights Agreement among the Company and certain holders of limited partnership interests in the Operating Partnership
10.8* Form of Management Agreement among the Company, the Operating Partnership and Philips International Management Corp.
10.9* Form of Non-Competition Agreement among the Company, the Operating Partnership, Philip Pilevsky and Sheila Levine
10.10    Employment Agreement between the Company and Louis Petra

10.11    Employment Agreement between the Company and Sheila Levine
10.12*   Form of Trustee Warrant
10.13 Amendment No. 1 to Contribution and Exchange Agreement, dated as of December 29, 1997
10.14    Non-Recourse Secured Promissory Note of National Properties Investment
         Trust

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* Incorporated by reference to the Exhibit of the same number filed with the
Registrant's Registration Statement on Form S-4 (Registration No. 333-41431).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Philips International Realty Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 1998

                                        PHILIPS INTERNATIONAL REALTY CORP.

                                        By: /s/ Philip Pilevsky
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                                            Philip Pilevsky
                                            Chairman of the Board and
                                            Chief Executive Officer

                                        By: /s/ Louis J. Petra
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                                            Louis J. Petra
                                            President

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                                  Exhibit Index
                                  -------------

Exhibit                           Exhibit Title
Number                            --------------
------

3.1      Amended and Restated Articles of Incorporation of the Company
3.2      Articles Supplementary of Series A Preferred Stock
3.3      Amended and Restated Bylaws of the Company
10.1     Agreement of Limited Partnership of the Operating Partnership
10.2*    Form of 1997 Stock Option Plan of the Company
10.3*    Form of Agreement of Limited Partnership for Holding Partnerships
10.4*    Form of Articles of Incorporation of Philips Subs
10.5*    Form of Bylaws of Philips Subs
10.6* Contribution and Exchange Agreement, dated August 11, 1997, among National, the Board of Trustees, the Company, the Operating Partnership and certain contributing partnerships or limited liability companies associated with a private real estate firm controlled by Philip Pilevsky and certain partners and members thereof
10.7* Form of Registration Rights Agreement among the Company and certain holders of limited partnership interests in the Operating Partnership
10.8* Form of Management Agreement among the Company, the Operating Partnership and Philips International Management Corp.
10.9* Form of Non-Competition Agreement among the Company, the Operating Partnership, Philip Pilevsky and Sheila Levine
10.10    Employment Agreement between the Company and Louis Petra
10.11    Employment Agreement between the Company and Sheila Levine
10.12*   Form of Trustee Warrant
10.13 Amendment No. 1 to Contribution and Exchange Agreement, dated as of December 29, 1997
10.14    Non-Recourse Secured Promissory Note of National Properties Investment
         Trust

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* Incorporated by reference to the Exhibit of the same number filed with the
Registrant's Registration Statement on Form S-4 (Registration No. 333-41431).